UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matter to a Vote of Security Holders.

Discover Financial Services (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”) on May 19, 2022.

At the Annual Meeting, the Company’s shareholders voted on three proposals, including the election of directors, and cast their votes as described below.

Proposal 1: Election of Directors. Shareholders elected each of the persons named below as a director for a term expiring at the Company’s next annual meeting of shareholders, or until his or her successor has been duly elected and qualified, as follows:

Nominees	Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non- Votes
Jeffrey S. Aronin	216,187,278	12,027,622	182,813	24,326,417
Mary K. Bush	206,873,342	21,370,736	153,635	24,326,417
Gregory C. Case	205,093,859	23,123,430	180,423	24,326,417
Candace H. Duncan	224,965,320	3,279,526	152,867	24,326,417
Joseph F. Eazor	226,440,938	1,771,474	185,301	24,326,417
Cynthia A. Glassman	216,959,182	11,279,227	159,305	24,326,417
Roger C. Hochschild	223,920,142	4,315,935	161,637	24,326,417
Thomas G. Maheras	211,843,397	16,371,818	182,498	24,326,417
Michael H. Moskow	221,092,659	7,122,103	182,952	24,326,417
David L. Rawlinson II	227,099,970	1,118,759	178,983	24,326,417
Mark A. Thierer	224,536,525	3,677,982	183,206	24,326,417
Jennifer L. Wong	226,697,390	1,470,213	230,109	24,326,417

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation. The Company’s shareholders cast their votes for this advisory proposal, as follows:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
217,186,608	10,693,552	517,553	24,326,417

Proposal 3: Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm. The Company’s shareholders cast their votes for this proposal, as follows:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
248,354,190	4,128,745	241,195	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated May 20, 2022	By:	/s/ D. Christopher Greene
	Name:	D. Christopher Greene
	Title:	Vice President, Secretary and Deputy General Counsel